SPECIMEN

NUMBER
RH

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

SHARES

REGIONAL HEALTH PROPERTIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

COMMON STOCK

THIS CERTIFIES THAT:

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF

REGIONAL HEALTH PROPERTIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation of the Corporation and its Bylaws, and the holder of this Certificate, by acceptance hereof, assents to all such provisions.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
NEW YORK, NY
TRANSFER AGENT

BY:

AUTHORIZED OFFICER

SECRETARY

PRESIDENT

REGIONAL HEALTH PROPERTIES, INC.

IMPORTANT NOTICE: THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OWNERSHIP THAT ARE SPECIFIED IN THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, WHICH ARE ON FILE WITH THE CORPORATION, THE TRANSFER AGENT AND THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF GEORGIA. THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION SET FORTH A FULL STATEMENT OF THE RESTRICTIONS ON TRANSFER AND OWNERSHIP WHICH ARE APPLICABLE TO THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE CONSEQUENCES FOR ANY VIOLATION OF SUCH RESTRICTIONS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____ *Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ______________________________________

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.